STATEMENT OF ADDITIONAL INFORMATION FOR	August 1, 2005

Equity Income Fund

Fixed Income Fund

California Tax-Exempt Fund

Parnassus Income Funds

One Market

Steuart Tower, Suite 1600

San Francisco, CA 94105

(800) 999-3505

Parnassus Income Funds (the “Trust”), formerly known as The Parnassus Income Trust, is a diversified, open-end management investment company with three portfolios (each a “Fund,” and, collectively, the “Funds”): (1) the Equity Income Fund; (2) the Fixed- Income Fund; and (3) the California Tax-Exempt Fund. Parnassus Investments is the Funds’ adviser (the “Adviser”).

Effective August 1, 2005, the following supplements and replaces in entirety the information in “Portfolio Managers” in the Statement of Additional Information (“SAI”).

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. As of August 1, 2005, the portfolio managers to the Funds, Todd C. Ahlsten and Benjamin E. Allen, do not have responsibility for the day-to-day management of accounts other than the Funds.

The portfolio managers of the Adviser, including the portfolio managers to the Funds, Todd C. Ahlsten and Benjamin E. Allen, may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of August 1, 2005.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Todd Ahlsten’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Todd Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Equity Income Fund over multiple years versus the S&P 500 Index and the pre-tax performance of the Fixed-Income Fund over multiple years versus the Lipper A-Rated Fund Average.

	Director of Research Bonus	Parnassus Investments	In Todd Ahlsten’s role as the director of research for Parnassus Investments, he is eligible to receive a bonus based on his management of the research department, including developing and recruiting the research staff, managing the intern program and conducting investment research. The management of Parnassus Investments determines the amount, which is variable.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Todd Ahlsten receives a bonus based on a percentage of his salary.

Benjamin E. Allen	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Benjamin Allen’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Benjamin Allen’s compensation, he may receive a bonus based on the pre-tax performance of the California Tax-Exempt Fund over multiple years versus the Lipper California Tax-Exempt Fund Average.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Benjamin Allen receives a bonus based on a percentage of his salary.

The dollar range of shares of the Funds beneficially owned by the portfolio managers are set forth below:

Name	Equity Income	Fixed-Income	California Tax-Exempt
Todd C. Ahlsten	$100,001-$500,000	None	N/A
Benjamin E. Allen	N/A	N/A	None